Exhibit 99.1

centerspace

3rd Quarter 2021

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

Oxbō // St. Paul, MN

Earnings Release

Centerspace Reports Third Quarter 2021 Financial Results and Increases Financial Outlook
MINNEAPOLIS, MN, November 1, 2021 – Centerspace (NYSE: CSR) announced today its financial and operating results for the three and nine months ended September 30, 2021. The tables below show Net Income, Funds from Operations (“FFO”)1, and Core FFO1, all on a per share basis, for the three and nine months ended September 30, 2021; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted-Average Occupancy for each of the three months ended September 30, 2021, June 30, 2021, and September 30, 2020.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Share	2021	2020	2021	2020
Net Income - diluted	$(0.81)	$1.38	$0.12	$0.33
FFO - diluted	$0.60	$0.90	$2.44	$2.49
Core FFO - diluted	$0.98	$0.94	$2.91	$2.76

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results	Q3 2021 vs. Q3 2020	Q3 2021 vs. Q2 2021	2021 vs. 2020
Revenues	6.2%	3.7%	3.3%
Expenses	4.4%	3.6%	2.9%
NOI	7.5%	3.8%	3.6%

	Three months ended
Same-Store Results	September 30, 2021	June 30, 2021	September 30, 2020
Weighted Average Occupancy	94.3%	94.9%	94.3%
(1)NOI, FFO, Core FFO, and same-store results are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” below.
Highlights
•Net Loss was $(0.81) per diluted share for the third quarter of 2021, compared to Net Income of $1.38 per diluted share for the same period of 2020;
•Core FFO increased 4.3% to $0.98 per diluted share for the three months ended September 30, 2021, compared to $0.94 for the three months ended September 30, 2020 and 5.4% to $2.91 per diluted share for the nine months ended September 30, 2021, compared to $2.76 for the nine months ended September 30, 2020;
•Same-store revenues increased by 6.2% for the third quarter of 2021 compared to the third quarter of 2020;
•Same-store new lease over lease rates were 10.8% for the third quarter of 2021, compared to 0.0% in the same period of the prior year. Same-store renewal lease over lease rates were 7.2% for the third quarter of 2021, compared to 0.6% for the same period the prior year. Same-store blended lease over lease rates were 9.0% for the third quarter of 2021, compared to 0.4% for the same period the prior year;
•Full year earnings per share mid-point outlook of $(0.30) resulting in a 3% increase in Core FFO from our prior outlook;
•Continued to grow the portfolio through the strategic portfolio acquisition comprised of 14 communities in Minneapolis, Minnesota and three communities in St. Cloud, Minnesota totaling 2,696 apartment homes for an aggregate acquisition cost of $359.9 million;
•Issued $125.0 million of unsecured notes with a weighted average interest rate of 2.6% and weighted average maturity of 10.5 years with tranches of $35.0 million in 2030, $50.0 million in 2031, $25.0 million in 2032 and $15.0 million in 2034;

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•Improved and extended $250.0 million revolving credit facility with an accordion feature for up to $400.0 million which matures in September 2025; and
•Continued to strengthen the balance sheet by issuing 199,000 common shares under the ATM program for net proceeds of $19.6 million.
Acquisitions and Dispositions
On September 1, 2021, Centerspace closed on its strategic portfolio acquisition in Minneapolis and St. Cloud, Minnesota for an aggregate acquisition cost of $359.9 million. The portfolio is comprised of 14 communities in Minneapolis, Minnesota and three communities in St. Cloud, Minnesota. The acquisition added 2,696 apartments homes to the portfolio. Centerspace fully funded the acquisition with the issuance of $181.4 million of Convertible Preferred Operating Partnership Units at $100.0 dollar par value that pay a 3.875% dividend rate and are convertible into common units at an exchange rate of 1.2048 common units per Convertible Preferred Operating Partnership Units representing a conversion price of $83.00 per unit. The acquired assets were subject to $126.5 million in mortgage liabilities of which $20.0 million was assumed at a rate of 4.31% with the remaining $106.5 million refinanced through a $198.9 million Fannie Mae Credit Facility. The Fannie Mae Credit facility includes tranches in 7, 10 and 12-year increments with a weighted average interest rate of 2.78%. The additional proceeds from the refinancing were used to reduce the outstanding balance under our bank credit facility.
Subsequent to the end of the quarter, Centerspace sold its sole remaining commercial property Minot IPS located in Minot, North Dakota on October 18th for an aggregate sale price of $2.3 million.
Balance Sheet
At the end of the third quarter, Centerspace had $219.8 million of total liquidity on its balance sheet, consisting of $199.0 million available under the line of credit and cash and cash equivalents of $20.8 million.
In the three months ended September 30, 2021, Centerspace issued $125.0 million of unsecured notes with a weighted average interest rate of 2.6% and weighted average maturity of 10.5 years.
During the quarter, Centerspace amended and extended our existing $250.0 million revolving credit facility. The new facility includes an accordion feature for up to $400.0 million and matures in September 2025 with two optional six-month extensions.
Revised 2021 Financial Outlook
Centerspace revised its 2021 financial outlook, which includes the acquisition of KMS on September 1, 2021. For additional information, see S-16 of the Supplemental Financial and Operating Data for the quarter ended September 30, 2021 included at the end of this release. These ranges should be considered in their entirety. The revised outlook is:

	Previous Outlook for 2021		Updated Outlook for 2021
	Low	High	Low	High
Earnings per Share – diluted	$0.58	$0.76	$(0.36)	$(0.24)
Same-Store Revenue	2.0%	3.5%	3.5%	4.0%
Same-Store Expenses	4.0%	6.0%	4.5%	5.0%
Same-Store NOI	0.5%	2.0%	3.0%	3.5%
FFO per Share – diluted	$3.64	$3.83	$3.40	$3.52
Core FFO per Share – diluted	$3.78	$3.94	$3.92	$4.02
COVID-19 Developments
The COVID-19 pandemic, including the associated economic disruptions, has continued to impact business and operations since March 2020. The company continues to prioritize the health and well-being of its residents, team members, and the communities it serves.
A discussion of the ongoing and potential effects of the COVID-19 pandemic on financial condition, results of operations, and cash flows can be found in "Management's Discussion and Analysis of Financial Conditions and Results of Operations" presented in the company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 22, 2021. For a more detailed description of the risks and uncertainties affecting business, see the risk factors presented in Item 1A in the company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 22, 2021.

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Upcoming Events
Centerspace is scheduled to participate in the upcoming National Association of Real Estate Investment Trusts ("Nareit") REITworld 2021 Annual Conference, which will be held virtually November 9-11.
Earnings Call

Live webcast and replay: https://ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Tuesday, November 2, 2021, at 10:00 AM ET		Replay available until November 16, 2021
USA Toll Free Number	1-877-509-9785	USA Toll Free Number	1-877-344-7529
International Toll Free Number	1-412-902-4132	International Toll Free Number	1-412-317-0088
Canada Toll Free Number	1-855-669-9657	Canada Toll Free Number	1-855-669-9658
		Conference Number	10160003
Supplemental Information
Supplemental Operating and Financial Data for the quarter ended September 30, 2021 included herein (“Supplemental Information”), is available in the Investors section on Centerspace’s website at www.centerspacehomes.com or by calling Investor Relations at 701-837-7104. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.
About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of September 30, 2021, Centerspace owned 79 apartment communities consisting of 14,275 apartment homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a Top Workplace for 2021 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the accompanying Supplemental Operating and Financial Data are based on the company's current expectations and assumptions, and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Such risks, uncertainties, and other factors that might cause such differences include, but are not limited to those risks and uncertainties detailed from time to time in Centerspace's filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in its Annual Report on Form 10-K for the year ended December 31, 2020, in its subsequent quarterly reports on Form 10-Q, and in other public reports. The company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Emily Miller
Phone: 701-837-7104
IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 701-837-7104
kweber@centerspacehomes.com

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Supplemental Financial and Operating Data
Table of Contents
September 30, 2021

Common Share Data (NYSE: CSR)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2021	2021	2021	2020	2020
High closing price	$105.42	$79.71	$73.42	$74.55	$73.53
Low closing price	$78.42	$67.28	$68.00	$65.79	$61.87
Average closing price	$94.10	$71.99	$71.37	$70.30	$70.15
Closing price at end of quarter	$94.50	$78.90	$68.00	$70.64	$65.17
Common share distributions – annualized	$2.88	$2.80	$2.80	$2.80	$2.80
Closing dividend yield – annualized	3.1%	3.6%	4.1%	4.0%	4.3%
Closing common shares outstanding (thousands)	14,281	14,045	13,220	13,027	12,976
Closing limited partnership units outstanding (thousands)	845	881	950	977	1,018
Closing Series E preferred units outstanding, as converted (thousands)	2,186	—	—	—	—
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,635,984	$1,177,661	$963,560	$989,243	$911,989

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands)

	Three Months Ended					Nine Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
REVENUE	$50,413	$46,656	$46,648	$45,540	$44,138	$143,717	$132,454
EXPENSES
Property operating expenses, excluding real estate taxes	14,434	13,018	13,449	12,668	13,129	40,901	38,957
Real estate taxes	5,916	5,742	5,792	5,256	5,402	17,450	16,277
Property management expense	2,203	2,085	1,767	1,460	1,442	6,055	4,341
Casualty (gain) loss	(10)	(27)	101	331	91	64	1,331
Depreciation/amortization	22,447	19,308	19,992	20,282	18,995	61,747	55,311
General and administrative expenses	4,279	3,797	3,906	3,733	3,077	11,982	9,707
TOTAL EXPENSES	$49,269	$43,923	$45,007	$43,730	$42,136	$138,199	$125,924
Operating income	1,144	2,733	1,641	1,810	2,002	5,518	6,530
Interest expense	(7,302)	(7,089)	(7,231)	(6,903)	(6,771)	(21,622)	(20,622)
Interest and other income (loss)	(5,082)	619	431	404	277	(4,032)	(1,979)
Income (loss) before gain (loss) on sale of real estate and other investments	(11,240)	(3,737)	(5,159)	(4,689)	(4,492)	(20,136)	(16,071)
Gain (loss) on sale of real estate and other investments	—	26,840	—	17	25,676	26,840	25,486
Net income (loss)	$(11,240)	$23,103	$(5,159)	$(4,672)	$21,184	$6,704	$9,415
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(480)	(480)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	1,930	(1,386)	469	460	(1,387)	1,013	(248)
Net (income) loss attributable to noncontrolling interests – consolidated real estate entities	(22)	(19)	(17)	(6)	(8)	(58)	132
Net income (loss) attributable to controlling interests	(9,492)	21,538	(4,867)	(4,378)	19,629	7,179	8,819
Dividends to preferred shareholders	(1,607)	(1,607)	(1,607)	(1,607)	(1,607)	(4,821)	(4,921)
Discount (premium) on redemption of preferred shares	—	—	—	—	(1)	—	297
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(11,099)	$19,931	$(6,474)	$(5,985)	$18,021	$2,358	$4,195

Per Share Data - Basic
Net earnings (loss) per common share – basic	$(0.79)	$1.49	$(0.49)	$(0.46)	$1.40	$0.17	$0.33

Per Share Data - Diluted
Net earnings (loss) per common share – diluted	$(0.81)	$1.48	$(0.49)	$(0.46)	$1.38	$0.12	$0.33

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
ASSETS
Real estate investments
Property owned	$2,203,606	$1,838,837	$1,883,407	$1,812,557	$1,805,390
Less accumulated depreciation	(426,926)	(407,400)	(408,014)	(399,249)	(380,392)
	1,776,680	1,431,437	1,475,393	1,413,308	1,424,998
Mortgage loans receivable	42,160	37,457	30,107	24,661	17,986
Total real estate investments	1,818,840	1,468,894	1,505,500	1,437,969	1,442,984
Cash and cash equivalents	20,816	5,194	10,816	392	16,804
Restricted cash	2,376	8,444	1,610	6,918	2,199
Other assets	34,919	17,218	18,427	18,904	16,947
TOTAL ASSETS	$1,876,951	$1,499,750	$1,536,353	$1,464,183	$1,478,934

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$58,092	$52,413	$53,852	$55,609	$58,596
Revolving line of credit	57,000	87,000	181,544	152,871	135,000
Notes payable, net of loan costs	299,454	319,286	319,236	269,246	269,202
Mortgages payable, net of loan costs	489,140	287,143	293,709	297,074	313,065
TOTAL LIABILITIES	$903,686	$745,842	$848,341	$774,800	$775,863

SERIES D PREFERRED UNITS	$21,585	$18,022	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	93,530	93,530	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,092,130	1,033,940	980,453	968,263	968,436
Accumulated distributions in excess of net income	(454,691)	(433,310)	(443,409)	(427,681)	(412,577)
Accumulated other comprehensive income (loss)	(5,784)	(12,064)	(12,798)	(15,905)	(17,256)
Total shareholders’ equity	$725,185	$682,096	$617,776	$618,207	$632,133
Noncontrolling interests – Operating Partnership and Series E preferred units	225,850	53,133	53,007	53,930	53,669
Noncontrolling interests – consolidated real estate entities	645	657	669	686	709
Total equity	$951,680	$735,886	$671,452	$672,823	$686,511
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,876,951	$1,499,750	$1,536,353	$1,464,183	$1,478,934

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)

This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by us, may not be comparable to non-GAAP financial measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does.
The company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or in service for substantially all of the periods being compared, and, in the case of newly-constructed properties, have achieved a target level of physical occupancy of 90%. On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows us to evaluate full period-over-period operating comparisons for existing apartment communities and their contribution to net income. The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI, renewing the leases on existing residents, controlling operating costs, and making prudent capital improvements.
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

	(in thousands, except percentages)
	Three Months Ended			Sequential		Year-Over-Year
	9/30/2021	6/30/2021	9/30/2020	$ Change	% Change	$ Change	% Change
Operating income	$1,144	$2,733	$2,002	$(1,589)	(58.1)%	$(858)	(42.9)%
Adjustments:
Property management expenses	2,203	2,085	1,442	118	5.7%	761	52.8%
Casualty (gain) loss	(10)	(27)	91	17	(63.0)%	(101)	(111.0)%
Depreciation and amortization	22,447	19,308	18,995	3,139	16.3%	3,452	18.2%
General and administrative expenses	4,279	3,797	3,077	482	12.7%	1,202	39.1%
Net operating income	$30,063	$27,896	$25,607	$2,167	7.8%	$4,456	17.4%

Revenue
Same-store	$42,034	$40,521	$39,571	$1,513	3.7%	$2,463	6.2%
Non-same-store	7,214	4,436	1,117	2,778	62.6%	6,097	545.8%
Other properties	1,120	646	833	474	73.4%	287	34.5%
Dispositions	45	1,053	2,617	(1,008)	(95.7)%	(2,572)	(98.3)%
Total	50,413	46,656	44,138	3,757	8.1%	6,275	14.2%
Property operating expenses, including real estate taxes
Same-store	17,126	16,528	16,409	598	3.6%	717	4.4%
Non-same-store	2,940	1,439	491	1,501	104.3%	2,449	498.8%
Other properties	317	268	229	49	18.3%	88	38.4%
Dispositions	(33)	525	1,402	(558)	(106.3)%	(1,435)	(102.4)%
Total	20,350	18,760	18,531	1,590	8.5%	1,819	9.8%
Net operating income
Same-store	24,908	23,993	23,162	915	3.8%	1,746	7.5%
Non-same-store	4,274	2,997	626	1,277	42.6%	3,648	582.7%
Other properties	803	378	604	425	112.4%	199	32.9%
Dispositions	78	528	1,215	(450)	(100.0)%	(1,137)	(93.6)%
Total	$30,063	$27,896	$25,607	$2,167	7.8%	$4,456	17.4%

S-4

	(in thousands, except percentages)
	Nine Months Ended September 30,
	2021	2020	$ Change	% Change
Operating income	$5,518	$6,530	$(1,012)	(15.5)%
Adjustments:
Property management expenses	6,055	4,341	1,714	39.5%
Casualty (gain) loss	64	1,331	(1,267)	(95.2)%
Depreciation and amortization	61,747	55,311	6,436	11.6%
General and administrative expenses	11,982	9,707	2,275	23.4%
Net operating income	$85,366	$77,220	$8,146	10.5%

Revenue
Same-store	$122,555	$118,627	$3,928	3.3%
Non-same-store	15,892	2,319	13,573	585.3%
Other properties	2,415	2,208	207	9.4%
Dispositions	2,855	9,300	(6,445)	(69.3)%
Total	143,717	132,454	11,263	8.5%

Property operating expenses, including real estate taxes
Same-store	50,032	48,631	1,401	2.9%
Non-same-store	5,875	995	4,880	490.5%
Other properties	873	759	114	15.0%
Dispositions	1,571	4,849	(3,278)	(67.6)%
Total	58,351	55,234	3,117	5.6%

Net operating income
Same-store	72,523	69,996	2,527	3.6%
Non-same-store	10,017	1,324	8,693	656.6%
Other properties	1,542	1,449	93	6.4%
Dispositions	1,284	4,451	(3,167)	(71.2)%
Total	$85,366	$77,220	$8,146	10.5%

S-5

Reconciliation of Same-Store Controllable Expenses to Total Property Operating Expenses, Including Real Estate Taxes
Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses.

	(in thousands, except percentages)
	Three Months Ended September 30,				Nine Months Ended September 30,
	2021	2020	$ Change	% Change	2021	2020	$ Change	% Change

Controllable expenses
On-site compensation(1)	$4,488	$4,362	$126	2.9%	$13,182	$12,908	$274	2.1%
Repairs and maintenance	2,562	2,804	(242)	(8.6)%	7,060	7,469	(409)	(5.5)%
Utilities	2,941	2,609	332	12.7%	8,239	7,689	550	7.2%
Administrative and marketing	956	853	103	12.1%	2,701	2,595	106	4.1%
Total	$10,947	$10,628	$319	3.0%	$31,182	$30,661	$521	1.7%

Non-controllable expenses
Real estate taxes	$4,812	$4,795	$17	0.4%	$14,665	$14,513	$152	1.0%
Insurance	1,367	986	381	38.6%	4,185	3,457	728	21.1%
Total	$6,179	$5,781	$398	6.9%	$18,850	$17,970	$880	4.9%

Property operating expenses, including real estate taxes - non-same-store	$2,940	$491	$2,449	498.8%	$5,875	$995	$4,880	490.5%
Property operating expenses, including real estate taxes - other properties	317	229	88	38.4%	873	759	114	15.0%
Property operating expenses, including real estate taxes - dispositions	(33)	1,402	(1,435)	(102.4)%	1,571	4,849	(3,278)	(67.6)%
Total property operating expenses, including real estate taxes	$20,350	$18,531	$1,819	9.8%	$58,351	$55,234	$3,117	5.6%

(1)On-site compensation for administration, leasing, and maintenance personnel.
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations
Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation.
Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets; and
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO

S-6

presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands, except per share amounts)
	Three Months Ended					Nine Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Funds From Operations
Net income (loss) available to common shareholders	$(11,099)	$19,931	$(6,474)	$(5,985)	$18,021	$2,358	$4,195
Adjustments:
Noncontrolling interests – Operating Partnership	(1,930)	1,386	(469)	(460)	1,387	(1,013)	248
Depreciation and amortization	22,447	19,308	19,992	20,282	18,995	61,747	55,311
Less depreciation – non real estate	(80)	(87)	(98)	(87)	(85)	(265)	(266)
Less depreciation – partially owned entities	(24)	(24)	(24)	(33)	(31)	(72)	(346)
(Gain) loss on sale of real estate	—	(26,840)	—	(17)	(25,676)	(26,840)	(25,486)
FFO applicable to common shares and Units	$9,314	$13,674	$12,927	$13,700	$12,611	$35,915	$33,656

Adjustments to Core FFO:
Casualty (gain) loss	—	—	—	204	545	—	545
Loss on extinguishment of debt	530	3	—	2	4	533	21
Rebranding costs	—	—	—	402	—	—	—
Technology implementation costs	625	447	413	—	—	1,485	—
(Gain) loss on marketable securities	—	—	—	—	—	—	3,378
(Discount) premium on redemption of preferred shares	—	—	—	—	1	—	(297)
Commercial lease termination proceeds	(450)	—	—	—	—	(450)	—
Acquisition related costs	140	—	—	—	—	140	—
Interest rate swap termination and amortization	5,353	—	—	—	—	5,353	—
Amortization of assumed debt	(27)	—	—	—	—	(27)	—
Other miscellaneous items	(3)	—	—	—	—	(3)	—
Core FFO applicable to common shares and Units	$15,482	$14,124	$13,340	$14,308	$13,161	$42,946	$37,303

Funds from operations applicable to common shares and Units	$9,314	$13,674	$12,927	$13,700	$12,611	$35,915	$33,656
Dividends to preferred unitholders	160	160	160	160	160	480	480
Funds from operations applicable to common shares and Units - diluted	$9,474	$13,834	$13,087	$13,860	$12,771	$36,395	$34,136

Core funds from operations applicable to common shares and Units	$15,482	$14,124	$13,340	$14,308	$13,161	$42,946	$37,303
Dividends to preferred unitholders	160	160	160	160	160	480	480
Core funds from operations applicable to common shares and Units - diluted	$15,642	$14,284	$13,500	$14,468	$13,321	$43,426	$37,783

Per Share Data
Earnings (loss) per share and Unit - diluted	$(0.81)	$1.48	$(0.49)	$(0.46)	$1.38	$0.12	$0.33
FFO per share and Unit - diluted	$0.60	$0.95	$0.92	$0.97	$0.90	$2.44	$2.49
Core FFO per share and Unit - diluted	$0.98	$0.98	$0.95	$1.02	$0.94	$2.91	$2.76

Weighted average shares and Units - diluted	15,922	14,514	14,282	14,222	14,143	14,917	13,704

S-7

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands)
	Three Months Ended					Nine Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020	9/30/2021	9/30/2020
Adjusted EBITDA
Net income (loss) available to common shareholders	$(9,492)	$21,538	$(4,867)	$(4,378)	$19,629	$7,179	$8,819
Adjustments:
Dividends to preferred unitholders	160	160	160	160	160	480	480
Noncontrolling interests – Operating Partnership	(1,930)	1,386	(469)	(460)	1,387	(1,013)	248
Income (loss) before noncontrolling interests – Operating Partnership	$(11,262)	$23,084	$(5,176)	$(4,678)	$21,176	$6,646	$9,547
Adjustments:
Interest expense	7,287	7,075	7,216	6,888	6,756	21,578	20,446
Loss on extinguishment of debt	530	3	—	2	4	533	21
Depreciation/amortization related to real estate investments	22,423	19,284	19,969	20,250	18,964	61,676	54,965
Casualty (gain) loss	—	—	—	204	545	—	545
Interest income	(769)	(583)	(407)	(328)	(256)	(1,759)	(1,184)
(Gain) loss on sale of real estate and other investments	—	(26,840)	—	(17)	(25,676)	(26,840)	(25,486)
Technology implementation costs	625	447	413	—	—	1,486	—
(Gain) loss on marketable securities	—	—	—	—	—	—	3,378
Commercial lease termination proceeds	(450)	—	—	—	—	(450)	—
Acquisition related costs	140	—	—	—	—	140	—
Interest rate swap termination	5,361	—	—	—	—	5,361	—
Other miscellaneous items	(3)	—	—	—	—	(3)	—
Adjusted EBITDA	$23,882	$22,470	$22,015	$22,321	$21,513	$68,368	$62,232

S-8

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt(1)	Total Debt	% of Total Debt	Weighted Average Interest Rate(2)
2021 (remainder)	$—	$—	$—	—	—
2022	29,822	—	29,822	3.5%	4.07%
2023	42,875	—	42,875	5.1%	4.02%
2024	—	—	—	—	—
2025	32,316	57,000	89,316	10.5%	2.83%
Thereafter	387,384	300,000	687,384	80.9%	3.20%
Total debt	$492,397	$357,000	$849,397	100.0%	3.23%

(1)The line of credit is fixed with an interest rate swap.
(2)Weighted average interest rate of debt that matures during the year, including the effect of interest rate swaps on the term loans and line of credit.

	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Debt Balances Outstanding
Secured fixed rate - other mortgages	$293,547	$288,363	$295,001	$298,445	$314,511
Secured fixed rate - Fannie Mae credit facility	198,850	—	—	—	—
Unsecured fixed rate line of credit(1)	57,000	50,000	50,000	50,000	50,000
Unsecured variable rate line of credit	—	37,000	131,544	102,871	85,000
Unsecured term loans	—	145,000	145,000	145,000	145,000
Unsecured senior notes	300,000	175,000	175,000	125,000	125,000
Debt total	$849,397	$695,363	$796,545	$721,316	$719,511

Other mortgages rate	3.83%	3.90%	3.92%	3.93%	3.99%
Fannie Mae Credit Facility rate	2.78%	—	—	—	—
Lines of credit rate (rate with swap)	2.79%	2.24%	2.18%	2.35%	3.35%
Term loan rate (rate with swap)	—	4.19%	4.11%	4.18%	4.18%
Senior notes rate	3.12%	3.47%	3.47%	3.78%	3.78%
Total debt	3.23%	3.70%	3.37%	3.62%	3.68%

(1)A portion of the primary line of credit is fixed through an interest rate swap.

S-9

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Equity Capitalization
Common shares outstanding	14,281	14,045	13,220	13,027	12,976
Operating partnership units outstanding	845	881	950	977	1,018
Series E preferred units (as converted)	2,186	—	—	—	—
Total common shares and units outstanding	17,312	14,926	14,170	14,004	13,994
Market price per common share (closing price at end of period)	$94.50	$78.90	$68.00	$70.64	$65.17
Equity capitalization-common shares and units	$1,635,984	$1,177,661	$963,560	$989,243	$911,989
Recorded book value of preferred shares	$93,530	$93,530	$93,530	$93,530	$93,530
Total equity capitalization	$1,729,514	$1,271,191	$1,057,090	$1,082,773	$1,005,519

Series D Preferred Units	$21,585	$18,022	$16,560	$16,560	$16,560

Debt Capitalization
Total debt	$849,397	$695,363	$796,545	$721,317	$719,511
Total capitalization	$2,600,496	$1,984,576	$1,870,195	$1,820,650	$1,741,590

Total debt to total capitalization(1)	33.1%	35.0%	43.1%	39.6%	41.3%

(1)Total debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares and operating partnership units, and book value of Series C preferred shares and Series D preferred units outstanding at the end of the period.

	Three Months Ended										Nine Months Ended
	9/30/2021		6/30/2021		3/31/2021		12/31/2020		9/30/2020		9/30/2021		9/30/2020
Debt service coverage ratio(1)	2.75	x	2.62	x	2.53	x	2.73	x	2.65	x	2.63	x	2.52	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.32	x	2.21	x	2.14	x	2.28	x	2.21	x	2.22	x	2.08	x
Net debt/Adjusted EBITDA(2)	8.67	x	7.68	x	8.92	x	8.07	x	8.17	x	9.09	x	8.47	x
Net debt and preferred equity/Adjusted EBITDA(2)	9.88	x	8.92	x	10.17	x	9.31	x	9.45	x	10.35	x	9.80	x

Distribution Data
Common shares and Units outstanding at record date	15,126		14,926		14,171		14,004		13,994		15,126		13,994
Total common distribution declared	$10,890		$10,448		$9,919		$9,803		$9,796		$31,257		$28,735
Common distribution per share and Unit	$0.72		$0.70		$0.70		$0.70		$0.70		$2.12		$2.10
Payout ratio (Core FFO per diluted share and unit basis)(3)	73.5%		71.4%		73.7%		68.6%		74.5%		72.9%		76.1%

(1)Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(2)Net debt is the total debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Non-GAAP Financial Measures and Reconciliations section.
(3)Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

S-10

CENTERSPACE
SAME-STORE THIRD QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q3 2021	Q3 2020	% Change	Q3 2021	Q3 2020	% Change	Q3 2021	Q3 2020	% Change
Denver, CO	992	$5,565	$5,372	3.6%	$1,899	$1,916	(0.9)%	$3,666	$3,456	6.1%
Minneapolis, MN	2,355	11,361	10,547	7.7%	4,548	4,462	1.9%	6,813	6,085	12.0%
North Dakota	2,422	8,183	7,852	4.2%	3,378	3,146	7.4%	4,805	4,706	2.1%
Omaha, NE	1,370	4,166	3,884	7.3%	1,933	1,790	8.0%	2,233	2,094	6.6%
Rochester, MN	1,122	4,874	4,577	6.5%	1,924	2,064	(6.8)%	2,950	2,513	17.4%
St. Cloud, MN	1,192	3,683	3,548	3.8%	1,750	1,603	9.2%	1,933	1,945	(0.6)%
Other Mountain West	1,223	4,202	3,791	10.8%	1,694	1,428	18.6%	2,508	2,363	6.1%
Same-Store Total	10,676	$42,034	$39,571	6.2%	$17,126	$16,409	4.4%	$24,908	$23,162	7.5%

	% of NOI Contribution	Weighted Average Occupancy (1)			Average Monthly Rental Rate (2)			Average Monthly Revenue per Occupied Home (3)
Regions		Q3 2021	Q3 2020	Growth	Q3 2021	Q3 2020	% Change	Q3 2021	Q3 2020	% Change
Denver, CO	14.7%	94.5%	93.4%	1.1%	$1,779	$1,750	1.7%	$1,978	$1,932	2.5%
Minneapolis, MN	27.3%	94.6%	93.1%	1.5%	1,558	1,504	3.6%	1,699	1,603	6.2%
North Dakota	19.3%	94.2%	95.5%	(1.3)%	1,107	1,054	5.0%	1,195	1,131	5.5%
Omaha, NE	9.0%	94.6%	93.8%	0.8%	962	913	5.4%	1,072	1,008	6.5%
Rochester, MN	11.8%	93.2%	93.8%	(0.6)%	1,462	1,385	5.6%	1,554	1,450	7.1%
St. Cloud, MN	7.8%	91.5%	94.4%	(2.9)%	1,063	963	10.4%	1,125	1,051	6.7%
Other Mountain West	10.1%	96.6%	97.1%	(0.5)%	1,080	970	11.3%	1,185	1,064	11.3%
Same-Store Total	100.0%	94.3%	94.3%	—	$1,279	$1,215	5.3%	$1,392	$1,311	6.2%

(1)Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rent. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.

S-11

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		Q3 2021	Q2 2021	% Change	Q3 2021	Q2 2021	% Change	Q3 2021	Q2 2021	% Change
Denver, CO	992	$5,565	$5,486	1.4%	$1,899	$1,837	3.4%	$3,666	$3,649	0.4%
Minneapolis, MN	2,355	11,361	10,538	7.8%	4,548	4,649	(2.2)%	6,813	5,889	15.7%
North Dakota	2,422	8,183	8,078	1.3%	3,378	3,199	5.6%	4,805	4,879	(1.5)%
Omaha, NE	1,370	4,166	4,037	3.2%	1,933	1,885	2.5%	2,233	2,152	3.8%
Rochester, MN	1,122	4,874	4,709	3.5%	1,924	1,937	(0.7)%	2,950	2,772	6.4%
St. Cloud, MN	1,192	3,683	3,634	1.3%	1,750	1,582	10.6%	1,933	2,052	(5.8)%
Other Mountain West	1,223	4,202	4,039	4.0%	1,694	1,439	17.7%	2,508	2,600	(3.5)%
Same-Store Total	10,676	$42,034	$40,521	3.7%	$17,126	$16,528	3.6%	$24,908	$23,993	3.8%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		Q3 2021	Q2 2021	Growth	Q3 2021	Q2 2021	% Change	Q3 2021	Q2 2021	% Change
Denver, CO	14.7%	94.5%	94.2%	0.3%	$1,779	$1,727	3.0%	$1,978	$1,957	1.1%
Minneapolis, MN	27.3%	94.6%	94.2%	0.4%	1,558	1,510	3.2%	1,699	1,584	7.4%
North Dakota	19.3%	94.2%	95.9%	(1.7)%	1,107	1,078	2.7%	1,195	1,159	3.0%
Omaha, NE	9.0%	94.6%	95.5%	(0.9)%	962	927	3.8%	1,072	1,029	4.1%
Rochester, MN	11.8%	93.2%	94.5%	(1.3)%	1,462	1,403	4.2%	1,554	1,480	4.8%
St. Cloud, MN	7.8%	91.5%	92.7%	(1.2)%	1,063	1,005	5.8%	1,125	1,097	2.5%
Other Mountain West	10.1%	96.6%	98.1%	(1.5)%	1,080	1,014	6.5%	1,185	1,122	5.5%
Same-Store Total	100.0%	94.3%	94.9%	(0.6)%	$1,279	$1,233	3.7%	$1,392	$1,333	4.4%

S-12

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(in thousands, except property data amounts and percentages)

	Apartment Homes Included	Revenues			Expenses			NOI
Regions		2021	2020	% Change	2021	2020	% Change	2021	2020	% Change
Denver, CO	992	$16,459	$16,170	1.8%	$5,604	$5,332	5.1%	$10,855	$10,838	0.2%
Minneapolis, MN	2,355	32,365	32,024	1.1%	13,627	13,125	3.8%	18,738	18,899	(0.9)%
North Dakota	2,422	24,209	23,331	3.8%	9,848	9,791	0.6%	14,361	13,540	6.1%
Omaha, NE	1,370	12,229	11,536	6.0%	5,580	5,199	7.3%	6,649	6,337	4.9%
Rochester, MN	1,122	14,227	13,910	2.3%	5,847	5,922	(1.3)%	8,380	7,988	4.9%
St. Cloud, MN	1,192	10,972	10,705	2.5%	4,967	4,883	1.7%	6,005	5,822	3.1%
Other Mountain West	1,223	12,094	10,951	10.4%	4,559	4,379	4.1%	7,535	6,572	14.7%
Same-Store Total	10,676	$122,555	$118,627	3.3%	$50,032	$48,631	2.9%	$72,523	$69,996	3.6%

	% of NOI Contribution	Weighted Average Occupancy			Average Monthly Rental Rate			Average Monthly Revenue per Occupied Home
Regions		2021	2020	Growth	2021	2020	% Change	2021	2020	% Change
Denver, CO	15.0%	94.4%	93.6%	0.8%	$1,741	$1,772	(1.7)%	$1,953	$1,935	1.0%
Minneapolis, MN	25.7%	93.9%	93.8%	0.1%	1,521	1,495	1.7%	1,626	1,611	1.0%
North Dakota	19.8%	95.4%	95.9%	(0.5)%	1,082	1,045	3.5%	1,164	1,116	4.3%
Omaha, NE	9.2%	95.0%	94.3%	0.7%	934	903	3.4%	1,044	992	5.3%
Rochester, MN	11.6%	94.4%	95.5%	(1.1)%	1,413	1,383	2.2%	1,493	1,443	3.4%
St. Cloud, MN	8.3%	92.9%	94.3%	(1.4)%	1,013	953	6.3%	1,101	1,058	3.9%
Other Mountain West	10.4%	97.5%	95.9%	1.6%	1,026	954	7.5%	1,127	1,037	8.8%
Same-Store Total	100.0%	94.7%	94.7%	—	$1,242	$1,208	2.8%	$1,347	$1,304	3.3%

S-13

CENTERSPACE
PORTFOLIO SUMMARY(1)

	Three Months Ended
	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Number of Apartment Homes at Period End
Same-Store	10,676	10,676	11,265	10,567	10,567
Non-Same-Store	3,599	903	903	1,343	1,343
All Communities	14,275	11,579	12,168	11,910	11,910

Average Monthly Rental Rate(2)
Same-Store	$1,279	$1,233	$1,200	$1,177	$1,178
Non-Same-Store	1,506	1,617	1,584	1,599	1,597
All Communities	$1,293	$1,263	$1,229	$1,225	$1,210

Average Monthly Revenue per Occupied Apartment Home(3)
Same-Store	$1,392	$1,333	$1,302	$1,282	$1,271
Non-Same-Store	1,606	1,739	1,705	1,708	1,729
All Communities	$1,397	$1,365	$1,332	$1,330	$1,307

Weighted Average Occupancy(4)
Same-Store	94.3%	94.9%	94.9%	95.0%	94.4%
Non-Same-Store	95.1%	94.2%	91.8%	92.3%	93.9%
All Communities	94.4%	94.8%	94.6%	94.6%	94.3%

Operating Expenses as a % of Scheduled Rent
Same-Store	41.8%	41.9%	42.9%	41.2%	43.4%
Non-Same-Store	39.9%	32.9%	34.9%	35.3%	39.7%
All Communities	41.6%	41.0%	42.1%	40.3%	43.0%

Capital Expenditures
Total Capital Expenditures per Apartment Home – Same-Store	$255	$159	$131	$326	$293

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Average monthly rental rate is scheduled rent divided by the total number of apartment homes. Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
(3)Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
(4)Weighted average occupancy is the percentage resulting from dividing actual rental revenue by scheduled rent. The company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs.

S-14

CENTERSPACE
CAPITAL EXPENDITURES
($ in thousands, except per home amounts)

	Three Months Ended		Nine Months Ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Total Same-Store Apartment Homes	10,676	10,676	10,676	10,676

Building - Exterior	$1,236	$707	$2,013	$2,796
Building - Interior	128	154	431	370
Mechanical, Electrical, & Plumbing	145	—	476	—
Furniture & Equipment	13	19	76	237
Landscaping & Grounds	211	727
Turnover	989	1,071	2,371	2,553
Capital Expenditures - Same-Store	$2,722	$2,678	$5,737	$7,136
Capital Expenditures per Apartment Home - Same-Store	$255	$251	$537	$668

Value Add	$7,209	$4,118	$14,384	$10,267
Total Capital Spend - Same-Store	$9,931	$6,796	$20,121	$17,403
Total Capital Spend per Apartment Home - Same-Store	$930	$637	$1,885	$1,630

All Properties - Weighted Average Apartment Homes	12,475	11,600	12,140	11,456

Capital Expenditures	$2,827	$2,761	$5,939	$7,755
Capital Expenditures per Apartment Home	$227	$238	$489	$677

Value Add	7,209	4,118	14,396	10,267
Acquisition Capital	336	730	1,297	1,265
Total Capital Spend	10,372	7,609	21,632	19,287
Total Capital Spend per Apartment Home	$831	$656	$1,782	$1,684

Value Add Capital Expenditures
Interior - Units
Same-Store	$4,823	$2,228	$9,622	$4,581
Non-Same-Store	—	—	8	—
Total Interior Units	$4,823	$2,228	$9,630	$4,581
Expected Year 1 Annual ROI	16.0%	17.3%	16.3%	17.0%

Common Areas and Exteriors
Same-Store	$2,386	$1,890	$4,762	$5,686
Non-Same-Store	—	—	4	—
Total Common Areas and Exteriors	$2,386	$1,890	$4,766	$5,686
Expected Year 1 Annual ROI	8.6%	11.7%	8.4%	11.8%

Total Value-Add Capital Expenditures
Same-Store	$7,209	$4,118	$14,384	$10,267
Non-Same-Store	—	—	12	—
Total Portfolio Value-Add	$7,209	$4,118	$14,396	$10,267
Expected Year 1 Annual ROI	13.6%	14.7%	13.7%	14.1%

S-15

CENTERSPACE
2021 Financial Outlook
(in thousands, except per share and per home amounts)
Centerspace revised its outlook for 2021 in the table below.

	Nine Months Ended	2021 Previous Outlook Range		2021 Revised Outlook Range
	September 30, 2021	Low	High	Low	High
	YTD Actual	Amount	Amount	Amount	Amount
Same-store growth
Revenue	$122,555	2.0%	3.5%	3.5%	4.0%
Controllable expenses	$31,182	3.0%	5.0%	3.8%	4.3%
Non-controllable expenses	$18,850	5.5%	7.5%	6.3%	6.8%
Total Expenses	$50,032	4.0%	6.0%	4.5%	5.0%
Same-store NOI	$72,523	0.5%	2.0%	3.0%	3.5%

Components of NOI
Same-store NOI	$72,523	$95,100	$96,300	$97,300	$97,800
Non-same-store NOI	$10,017	$11,800	$12,000	$17,200	$17,800
Other Commercial NOI	$1,542	$1,800	$1,900	$2,100	$2,200
Other Sold NOI	$1,284	$1,200	$1,200	$1,200	$1,200
Total NOI	$85,366	$109,900	$111,400	$117,800	$119,000

Accretion (dilution) from investments and capital market activity, excluding impact from change in share count	$—	4,350	4,500	30	40
Interest expense	$(21,622)	(28,700)	(28,500)	(29,100)	(28,900)
Preferred dividends	$(4,821)	(6,430)	(6,430)	(6,430)	(6,430)

Recurring income and expenses
Interest and other income	$(4,104)	2,580	2,580	(3,330)	(3,330)
General and administrative and property management	$(18,037)	(23,500)	(23,000)	(25,100)	(24,800)
Casualty losses	$(64)	(1,245)	(755)	(600)	(400)
Non-real estate depreciation and amortization	$(265)	(280)	(280)	(320)	(330)
Non-controlling interest	$(58)	(70)	(65)	(70)	(65)
Total recurring income and expenses	$(22,528)	(22,515)	$(21,520)	(29,420)	$(28,925)
FFO	$36,395	$56,605	$59,450	$52,880	$54,785

Non-core income and expenses
Casualty loss	$—	$280	$120	$280	$120
Technology implementation costs	1,485	1,800	1,600	2,000	1,900
Interest rate swap termination and amortization	5,353	—	—	5,400	5,400
Other miscellaneous items	193	—	—	400	400
Total non-core income and expenses	$7,031	$2,080	$1,720	$8,080	$7,820
Core FFO	$43,426	$58,685	$61,170	$60,960	$62,605

EPS - Diluted	$0.12	$0.58	$0.76	$(0.36)	$(0.24)
FFO per diluted share	$2.44	$3.64	$3.83	$3.40	$3.52
Core FFO per diluted share	$2.91	$3.78	$3.94	$3.92	$4.02
Weighted average shares outstanding - diluted	14,917	15,541	15,541	15,562	15,570

Additional Assumptions
Same-store capital expenditures (per home)	$537	$875	$925	$885	915
Value-add expenditures	$14,396	$15,000	$20,000	$22,000	$23,000
Investments	$400,000	$400,000	$400,000	$401,000	$401,000
Dispositions	$60,000	$60,000	$60,000	$62,300	$62,300
Equity issuance proceeds	$86,127	$66,500	$66,500	$101,100	$111,100

S-16

Reconciliation of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of Net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under “Non-GAAP Financial Measures and Reconciliations.” They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking.

		Previous Outlook		Revised Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2021	December 31, 2021		December 31, 2021
	Actual	Low	High	Low	High
Net income (loss) available to common shareholders	$2,358	$10,479	$13,324	$(4,180)	$(2,270)
Noncontrolling interests - Operating Partnership and Series E preferred units	(1,013)	(1,456)	(1,456)	(6,518)	(6,518)
Depreciation and amortization	61,747	74,157	74,157	90,452	90,452
Less depreciation - non real estate	(265)	(280)	(280)	(320)	(330)
Less depreciation - partially owned entities	(72)	(95)	(95)	(70)	(65)
(Gain) loss on sale of real estate	(26,840)	(26,840)	(26,840)	(27,124)	(27,124)
Dividends to preferred unitholders	480	640	640	640	640
FFO applicable to common shares and Units	$36,395	$56,605	$59,450	$52,880	$54,785

Adjustments to Core FFO:
Casualty loss write off	—	280	120	280	120
Technology implementation costs	1,485	1,800	1,600	2,000	1,900
Interest rate swap termination and amortization	5,353	—	—	5,400	5,400
Other miscellaneous items	193	—	—	400	400
Core FFO applicable to common shares and Units	$43,426	$58,685	$61,170	$60,960	$62,605

Earnings per share - diluted	$0.12	$0.58	$0.76	$(0.36)	$(0.24)
FFO per share - diluted	$2.44	$3.64	$3.83	$3.40	$3.52
Core FFO per share - diluted	$2.91	$3.78	$3.94	$3.92	$4.02
Reconciliation of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by depreciation, amortization, financing, property management overhead, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Previous Outlook		Revised Outlook
	Nine Months Ended	12 Months Ended		12 Months Ended
	September 30, 2021	December 31, 2021		December 31, 2021
	Actual	Low	High	Low	High
Operating income	$5,518	$10,998	$13,488	$1,648	$3,348
Adjustments:
General and administrative and property management expenses	18,037	23,500	23,000	25,100	24,800
Casualty loss	64	1,245	755	600	400
Depreciation and amortization	61,747	74,157	74,157	90,452	90,452
Net operating income	$85,366	$109,900	$111,400	$117,800	$119,000

S-17